UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☐           Preliminary Proxy Statement.
☐           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒          Definitive Proxy Statement.
☐           Definitive Additional Materials.
☐           Soliciting Material Pursuant to § 240.14a-12.

ROCHDALE INVESTMENT TRUST
ROCHDALE ALTERNATIVE TOTAL RETURN FUND, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND, LLC
ROCHDALE STRUCTURED CLAIMS FIXED INCOME FUND, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 9, 2011
To:           Shareholders of each of:

Rochdale Investment Trust
Rochdale Alternative Total Return Fund, LLC
Rochdale Core Alternative Strategies Fund, LLC
Rochdale Core Alternative Strategies Fund TEI, LLC
Rochdale Core Alternative Strategies Master Fund, LLC
Rochdale Structured Claims Fixed Income Fund, LLC

Dear Shareholder:

A Joint Special Meeting of Shareholders of each of the funds listed above (the “Rochdale Funds”) will be held on June 3, 2011 (“Joint Meeting”) for the purpose of electing Garrett D’Alessandro to serve as a member of the Board of each of the Funds.  The Board of Trustees of Rochdale Investment Trust (the “Trust”), along with the Boards of Managers of Rochdale Alternative Total Return Fund, LLC and Rochdale Structured Claims Fixed Income Fund, LLC, and the Boards of Directors of each of Rochdale Core Alternative Strategies Fund, LLC, Rochdale Core Alternative Strategies Fund TEI, LLC, and Rochdale Core Alternative Strategies Master Fund, LLC (collectively, the “Boards”) have concluded that it would be appropriate for Mr. D’Alessandro to serve on each of the Boards and have nominated him for election to each Board.  Shareholders of each of the Funds are now being asked to vote for the election of Mr. D’Alessandro to each of the Boards.

Additionally, the shareholders of the Fixed Income Opportunities Portfolio (the “FIOP”) of the Trust will be asked to approve a sub-advisory agreement between Rochdale and GML Capital LLP (“GML”) with respect to FIOP under which GML will provide the recommended services (the “Proposed New Sub-Advisory Agreement”).

While you are welcome to join us at the Joint Meeting, we anticipate that most shareholders will, by signing the Proxy Ballot Card enclosed with the Proxy Statement that accompanies this letter, instruct us to cast votes on their behalf.  Simply follow the instructions printed on the Proxy Ballot Card itself.  Even if you plan to attend the Joint meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card.  This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting.

More information about Mr. D’Alessandro, GML and the terms of the Proposed New Sub-Advisory Agreement and the factors considered by the Boards in approving each of them is included in the enclosed proxy statement.  We have also prepared the brief Q & A Summary, which is attached to this letter for your convenience.

We urge you to read the accompanying materials carefully, to cast your vote “FOR” the proposals presented and to return your Proxy Ballot Card promptly.  If you have additional questions, we invite you to contact the Rochdale Funds toll-free at 1-800-245-9888.  As always, we appreciate your continued confidence and support.

Sincerely,

Rochdale Investment Management, LLC

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Client’s Frequently Asked Questions

1.	Why is a new Board member for the Rochdale funds being proposed at this time?

Mr. D’Alessandro is Chief Executive Officer, President, Co-Chief Investment Officer, and Director of Research for Rochdale Investment Management.  Since inception, he has been an integral part of the development and management of all of the Rochdale Funds and currently serves as the President for each Fund.  Consequently, we believe that electing Mr. D’Alessandro as a Board member will be beneficial to shareholders.  Each Board has nominated Mr. D’Alessandro for membership and he will assume his Board responsibilities immediately upon election to each respective Board.

2.	Why is a new sub-advisor being proposed for the Rochdale Fixed Income Opportunities Portfolio at this time?

Currently, day-to-day investment decisions are the responsibility of Rochdale and two sub-advisors, Seix Investment Advisors, LLC (“Seix”) and Federated Investment Management Company (“Federated”), which both adhere to distinct investment styles.  When Rochdale set forth the investment scope of the fund, it was identified as the Rochdale Fixed Income “Opportunities” Portfolio. The goal was to enable our shareholders to seek out and capture value across any and all fixed income areas that we believe are beneficial to the overall value of the Fund.

We are confident that the addition of GML Capital LLP (“GML”) is in the best long-term interest of the shareholders and will provide opportunity for additional access to various fixed income securities, including emerging market high yield fixed income instruments.

3.	Why was GML selected as the 3rd sub-advisor for the Rochdale Fixed Income Opportunities Portfolio?

Since their establishment in London in 1983, GML has been specializing in originating and structuring transactions and managing credit portfolios in emerging markets.  Their Investment Team consists of 9 professionals with an average of more than 16 years investment experience, spanning various economic cycles and financial crises. Their approach to investing in Emerging High Yield is based on sound fundamental knowledge of each company.

GML has a network of offices in emerging countries, providing “on-the ground” insights and a research process that can identify investments unavailable to most investment funds.  Under close supervision of GML’s London investment professionals, GML’s overseas emerging market offices help to source, analyze and monitor investments, provide market intelligence, conduct due diligence on counterparties, and cultivate local relationships.

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Additionally, Rochdale has been working with GML since 2009 with respect to the Rochdale GML Trade Finance Fund Ltd.  GML brings diversification to FIOP, which will be beneficial to the shareholders.

4.	Why is it appropriate to add emerging market high yield fixed income instruments to the Rochdale Fixed Income Opportunities Portfolio?

▪
US and other developed market investors remain underweight emerging market credit exposure relative to the distribution of global GDP, and emerging market credit investments add additional return and will bring diversification to FIOP.

▪	Rochdale’s believes that adding emerging market credits will capture a secular, multi-year trend for emerging market credit that has the potential to enhance returns for FIOP shareholders over time.
▪	Rochdale anticipates that emerging market sovereign and corporate credit quality is likely to improve over the coming years.
▪	The investable universe for emerging market credit has expanded dramatically in the last several years.
▪	Continually broadening emerging market credit investor base has improved emerging market credit liquidity conditions.

5.	What will the Risk/Return impact be on the Rochdale Fixed Income Opportunities Portfolio from adding emerging market high yield fixed income instruments?

▪	Emerging market high yield credit had higher returns than US high yield credit from December 2000 to September 2010.
▪	The expanding emerging market credit universe provides ample opportunities for investment selection.
▪
Due to the “sovereign ceiling” whereby corporate issuers cannot be rated higher than their country's sovereign rating, we believe there are certain emerging market corporate issuers rated lower than they otherwise should be.

▪	Exposure to emerging market high yield securities has the potential to help the Portfolio generate higher absolute and risk-adjusted returns.
▪	Greater issuer, industry and geographical diversification (and greater exposure to much higher-growth parts of the world)
▪	Higher volatility
▪
Emerging market high yield securities have a higher expected default rate, however, it is Rochdale’s belief that the higher yields generally available from such instruments are likely to offset the higher default rates.

6.	Will fund expenses change?

No, the expenses of the Fund will not change.

7.	If the proposed agreement with GML is implemented, when will it become effective?

If approved, the agreement will become effective as soon as reasonably practical.

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Rochdale Investment Trust
Rochdale Alternative Total Return Fund, LLC
Rochdale Core Alternative Strategies Fund, LLC
Rochdale Core Alternative Strategies Fund TEI, LLC
Rochdale Core Alternative Strategies Master Fund, LLC
Rochdale Structured Claims Fixed Income Fund, LLC
570 Lexington Avenue
New York, New York, 10022-6837
________________________

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2011
__________________________________________________

A joint special meeting (“Special Meeting”) of the shareholders of each of the funds listed above (the “Rochdale Funds”) will be held on June 3, 2011 at 10:00 a.m. eastern time (the “Special Meeting”) at the Funds’ offices at 570 Lexington Avenue, New York, New York, for the following purposes:

At the Special Meeting, shareholders each of the Rochdale Funds will be asked to:

1.	Elect Garrett D’Alessandro to the Boards of each of the Rochdale Funds.

And shareholders of the Rochdale Fixed Income Opportunity Portfolio will be asked to:

2.	Approve a Sub-Advisory Agreement between Rochdale Investment Management, LLC and GML Capital, LLP with respect to the Rochdale Fixed Income Opportunity Portfolio.

Shareholders of record at the close of business on April 29, 2011 are entitled to notice of, and to vote at, the Special Meeting.  Your attention is called to the accompanying Proxy Statement.  Please indicate your voting instructions on the enclosed Proxy Ballot Card.  Sign, date and return your Proxy Ballot Card in the envelope provided.  Even if you plan to attend the meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card.  This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting.  If you are present at the meeting, you may change your vote, if desired, at that time.

By Order of the Board of Trustees of Rochdale Investment Trust, the Boards of Managers of Rochdale Alternative Total Return Fund, LLC and Rochdale Structured Claims Fixed Income Fund, LLC, and the Board of Directors of each of Rochdale Core Alternative Strategies Fund, LLC, Rochdale Core Alternative Strategies Fund TEI, LLC, and Rochdale Core Alternative Strategies Master Fund, LLC.

New York, New York
May 9, 2011

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ROCHDALE INVESTMENT TRUST
ROCHDALE ALTERNATIVE TOTAL RETURN FUND, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND, LLC
ROCHDALE STRUCTURED CLAIMS FIXED INCOME FUND, LLC
______________________________________________

PROXY STATEMENT
______________________________________________

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 3, 2011

This Proxy Statement is furnished in connection with a solicitation of proxies made by the Board of Trustees of Rochdale Investment Trust, the Boards of Managers of Rochdale Alternative Total Return Fund, LLC (“RATR”) and Rochdale Structured Claims Fixed Income Fund, LLC (“RSCFIF”), and the Board of Directors of each of Rochdale Core Alternative Strategies Fund, LLC (“RCAS”), Rochdale Core Alternative Strategies Fund TEI, LLC (“RCAS TEI”), and Rochdale Core Alternative Strategies Master Fund, LLC (“RCAS Master”) (collectively, the “Alternative Funds”).  Proxies are solicited with respect to a Joint Special Meeting (“Joint Meeting”) of the Alternative Funds and the Trust, to be held at the offices of Rochdale Investment Management, LLC (“Rochdale” or the “Advisor”) which are located at 570 Lexington Avenue, New York, New York 10022, to be held on June 3, 2011, at 10:00 a.m. Eastern time.  The date of the first mailing of this Proxy Statement is expected to be on or about May 11, 2011.

The Trust is an open end investment company, registered under the Investment Company Act of 1940 (“Investment Company Act”), which is currently comprised of eight separate investment portfolios (collectively, the “Trust Portfolios”).  Each of the Alternative Funds is a closed-end investment company registered under the Investment Company Act.  For purposes of the Proxy Statement, the Alternative Funds and the Trust are referred to collectively as the “Rochdale Funds”).  Shareholders or unitholders of each of the Rochdale Funds (referred to herein as “Shareholders”) as of April 29, 2011 (“Record Date”) are entitled to vote at the Joint Meeting.  Persons and groups known by management to own beneficially 5% or more of the Record Date Shares of each of the Rochdale Funds are listed in this Proxy Statement under the heading “Other Matters.”  The table below sets forth the number of voting securities outstanding (“Record Date Shares”) for each of the Rochdale Funds as of the Record Date.  Each voting security of each Fund is entitled to one vote with respect to that Fund.

The Portfolios of the Rochdale Investment Trust:

Portfolio	Record Date Shares	Portfolio	Record Date Shares
Large Growth Portfolio	1,866,619.092	Dividend & Income Portfolio	2,813,058.457
Large Value Portfolio	1,556,252.953	Intermediate Fixed Income Portfolio	3,195,812.016
Mid/Small Growth Portfolio	1,087,394.250	Fixed Income Opportunities Portfolio	11,541,634.041
Mid/Small Value Portfolio	820,502.273	Emerging Markets Portfolio	0
Total Record Date Shares for all Portfolios:	22,881,273.082

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Fund	Record Date Shares
Rochdale Alternative Total Return Fund, LLC	12,457.53
Rochdale Core Alternative Strategies Fund, LLC	4,246.69
Rochdale Core Alternative Strategies Fund TEI, LLC	7,572.74
Rochdale Core Alternative Strategies Master Fund, LLC	12,023.57
Rochdale Structured Claims Fixed Income Fund, LLC	39,004.19

Quorum; Vote Required to Approve Proposals.  With respect to Proposal 1, presence of the holders of 40% of the Record Date Shares of each of RATR, RCAS, RCAS TEI, RCAS Master, and RSCFIF, as well as the holders of 40% of the Record Date Shares of the Trust, represented in person or by proxy, shall constitute a quorum for that Rochdale Fund for the purpose of conducting business at the Joint Meeting.  With respect to Proposal 2, the presence of the holders of 40% of the Record Date Shares of the Rochdale Fixed Income Opportunity Portfolio, represented in person or by proxy, shall constitute a quorum.  The proposals to be presented at the Joint Meeting and the votes required with respect to each Proposal are summarized below.

Summary of Proposals	Affected Rochdale Funds	Shareholders Entitled to Vote; Required Vote
Proposal 1
All shareholders of each of the Funds are entitled to vote in the election for their respective Rochdale Fund.  Mr. D’Alessandro will become a Board member of each Fund for which a majority of all votes cast at the Joint Meeting (i.e. a plurality) by shareholders of that Rochdale Fund vote “for” his election.

Elect Garrett D’Alessandro to the Board of each Rochdale Fund	All Rochdale Funds
Proposal 2

Only shareholders of The Rochdale Fixed Income Opportunity Portfolio are entitled to vote with respect to the Proposed Agreement with GML Capital, LLP.  The affirmative vote of a majority of the outstanding voting securities of the Rochdale Fixed Income Opportunity Portfolio.*

Approval of a portfolio management agreement (“Proposed Agreement”) between Rochdale Investment Management, LLC and GML Capital, LLP relating to the Rochdale Fixed Income Opportunity Portfolio	The Rochdale Fixed Income Opportunity Portfolio of The Rochdale Investment Trust

*Under the Investment Company Act of 1940, as amended (“Investment Company Act”), the term “majority of the outstanding voting securities” means the lesser of (i) 67% of the Record Date Shares represented at a meeting at which more than 50% of such shares are present in person or represented by proxy, or (ii) more than 50% of the Record Date Shares.  Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Other Matters.”

This solicitation of proxies is made primarily by the mailing of this Proxy Statement with its enclosures.  Supplementary solicitations may be made by mail and telephone and by personal contact by employees and officers of the Rochdale Funds or the Advisor, without separate compensation.  In some instances, supplementary solicitations may be made by securities dealers through which shares of the Rochdale Funds have been sold and will be made at their own expense.

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If you execute and return the enclosed form of proxy (“Proxy Ballot Card”) you may nevertheless revoke your proxy at any time prior to the closing of the polls at the Joint Meeting by written notice to the Rochdale Funds prior to the Meeting; execution of a subsequent proxy that is presented at the Meeting, or casting your vote in person at the Joint Meeting.  All proxies received in proper form will be voted at the Joint Meeting in accordance with the instructions thereon or, if no instruction is given, will be voted in accordance with the recommendations of the Rochdale Funds’ Boards.  By executing the Proxy Ballot Card, you are also conferring on the persons named on the Proxy Ballot Card the authority to vote on all matters not specifically noticed which may properly come before the Meeting.  Neither the Rochdale Funds’ Boards nor the officers of the Rochdale Funds are currently aware of any matters to be presented at the Joint Meeting other than those identified in the Notice of Joint Meeting.  If, however, a quorum is not achieved for any Rochdale Fund on the scheduled date of the Joint Meeting, or in the event that the number of votes sufficient to approve the proposal set forth in the notice of meeting are not obtained by such date, the persons named as proxies on the Proxy Ballot Card will vote in favor of any adjournment proposed for such Rochdale Fund to permit further solicitation of proxies.

Annual Report.  Copies of each of the Rochdale Funds’ most recent Annual and Semi-Annual Reports to its shareholders are available without charge, upon request, by writing to the respective Rochdale Fund’s office located at 570 Lexington Avenue, New York, New York 10022 or calling (800) 245-9888.

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PROPOSAL 1

Election of Garrett D’Alessandro to
the Board of Trustees of Rochdale Investment Trust and
the Boards of Managers of each of
Rochdale Alternative Total Return Fund, LLC,
Rochdale Core Alternative Strategies Fund, LLC,
Rochdale Core Alternative Strategies Fund TEI, LLC,
Rochdale Core Alternative Strategies Master Fund, LLC and
Rochdale Structured Claims Fixed Income Fund, LLC

Summary.  At the Meeting, shareholders will be asked to elect Garrett D’Alessandro to serve as a Trustee of the Trust and a Manager or director of each of RATR, RCAS, RCAS TEI, RCAS Master and RSCFIF.  Mr. D’Alessandro, who is Chief Executive Officer, President and Director of Research of Rochdale Investment Management, LLC (“Rochdale”), has been an integral part of each Rochdale Fund’s management since its respective inception.  He currently serves as the President of each of the Rochdale Funds.  The Board of Trustees of the Trust, the Board of Managers of RATR and RSCFIF, and the Board of Directors of each of RCAS, RCAS TEI, and RCAS Master (collectively, the “Boards”) have separately nominated Mr. D’Alessandro for election to each of the Boards.  If elected by a Rochdale Fund’s shareholders, Mr. D’Alessandro will assume his Board responsibilities immediately.  It is expected that each of the Boards will subsequently appoint Mr. D’Alessandro to be Co-Chair along with Mr. Carl Acebes, the current Chairman of each Board.   All shareholders of each Rochdale Fund are entitled to vote with respect to the election of a Board Member for their respective Rochdale Fund(s).

The decision to nominate Mr. D’Alessandro was reached following a review process.  In consideration of such nomination, the Board reviewed, among other factors, Mr. D’Alessandro’s service to each Rochdale Fund since its respective inception including service as both portfolio manager and officer.  The Board noted that Mr. D’Alessandro has more than 25 years of experience in the asset management field and has been instrumental in the development and management of each of the Funds.  The Board also noted Mr. D’Alessandro’s background in accounting and auditing prior to Rochdale.  Mr. D’Alessandro’s nomination was formally approved by each Board in April 2011.  Mr. D’Alessandro has agreed to the inclusion of his name in this Proxy Statement and has agreed to serve if elected.  If elected, Mr. D’Alessandro will serve an indefinite term until his successor is properly elected and qualified (unless he sooner resigns or is removed from office).

THE BOARDS RECOMMEND THAT
YOU VOTE “FOR” THE ELECTION OF MR. D’ALESSANDRO

Each Board currently consists of four members.  The tables below set forth certain information about Mr. D’Alessandro and each of the current Board Members, each of whom will continue to serve after the date of the shareholder meeting.  During the fiscal year ended December 31, 2010, each Board held four meetings.

Affiliated Board Member and Nominee.  Mr. Acebes, the current Chairman of each of the Boards, and Mr. D’Alessandro are each senior officers of Rochdale and are thus considered “interested persons” of each Fund for purposes of the Investment Company Act.  The table below sets forth certain information about each of these individuals.

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Name, Address and Age	Position(s) Held with the Rochdale Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years *
Carl Acebes 570 Lexington Avenue New York, NY 10022 Date of birth: 8/27/46	Chairman and Board Member	Indefinite; Since Inception	Chairman and Chief Investment Officer of Rochdale Investment Management LLC	16	None
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Date of birth: 11/27/57	President	Indefinite	President, Chief Executive Officer and Director of Research of Rochdale Investment Management LLC	16	None
* The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Independent Board Members.  The following table sets forth certain information about the Independent Board Members.

Name, Address and Age	Position(s) Held with the Rochdale Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years *
Maxime C. Baretge** 570 Lexington Avenue New York, NY 10022 Date of birth: 9/18/40	Board Member	Since Inception for each Rochdale Fund	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	16	None
Jerry Roland 570 Lexington Avenue New York, NY 10022 Date of birth: 10/31/36	Board Member	Since 2001 for the Trust and since inception for each Rochdale Fund	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	16	None
Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Date of birth: 12/22/35	Board Member	Since 2004 for the Trust and since inception for each Rochdale Fund	Private Investor. Past Senior Advisor, Babcock & Brown, (financial services) Senior Vice President Financial Operations, The Interpublic Group of Companies, Inc., 1986 to 2001	16	None
* The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
** Mr. Baretge is a non-resident Independent Board Member of the Rochdale Fund and has authorized Rochdale to accept service of process at the address indicated.

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Governance Matters.  The Board members’ overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of each of the ss is handled by each Rochdale Fund’s Board as a whole and by each Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Board Members receive, in connection with each Board’s regular quarterly meetings, regular reports from each Rochdale Fund’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of each Rochdale Fund’s net asset value per share.  The Board members also receive reports, at least quarterly, from each Rochdale Fund’s Chief Compliance Officer or “CCO.”  These reports, together with presentations provided to each Board at its regular meetings, are designed to keep the Boards informed with respect to the effectiveness of each Rochdale Fund’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on a Rochdale Fund are brought promptly to the attention of its Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, each full Board annually receives a report from its respective Rochdale Fund’s CCO and each full Board (and, at the discretion of the Independent Board Members, the Independent Board Members separately) meets with each Rochdale Fund’s CCO for the purpose of discussing the extent to which such Rochdale Fund’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of such overall compliance program.  Additionally, each Board, and each Audit Committee (or Audit Committee Chair) meet at least annually with their respective Rochdale Fund’s independent public accounting firm.  The overall small size of the Boards assures significant participation by every Board member, so that no separate role for a “lead” Independent Board Member has been deemed necessary for any of the Boards.  Shareholders can contact the Boards or individual Board Members by sending communications to their attention at 570 Lexington Ave., New York, NY, 10022.

The three Independent Board Members identified in the tables above have served together on the Boards of Rochdale Funds for 7 years.  Taken as a whole, each Board represents a broad range of business and investment experience, as well as professional skills.  Mr. Acebes is the founder and Chief Investment Officer of Rochdale Investment Management and has over 40 years of experience in the investment management field as an analyst, portfolio manager, chief investment officer and chief executive officer.  Mr. Baretge has extensive international business experience in the United States, Europe and the West Indies, including serving as the President of an international luxury goods distribution company for over 25 years.  Mr. Roland, who was a certified public accountant, has more than 30 years of experience in the securities industry including service as a Chief Financial Officer.  Mr. Volpe, who was a certified public accountant, has 50 years of experience in the financial services field, including prior service as a director for several businesses and one other investment company.

Committees of the Boards.  The Trust Board has established one standing committee of the Board, an Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust, and meets at least once annually. The three Independent Board Members comprise the Audit Committee.  In the previously concluded fiscal year, the Audit Committee held two meetings.

The Trust Board has not established any other standing committees of the Board, but has committed responsibility for the nomination of candidates for election to the Board to the Independent Trustees at this time.  When evaluating individuals for recommendation for Board membership, the Independent Trustees consider the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications. The Independent Trustees will consider persons submitted by security holders for nomination to the Board.  Recommendations for consideration by the Independent Trustees should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

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Each of the RATR, RCAS, RCAS TEI, RCAS Master and RSCFIF Boards has established the following standing committees:

Audit Committee.  Each Audit Committee is responsible for advising its respective full Board with respect to accounting, auditing and financial matters affecting the Fund, and meets at least once annually. The three Independent Board Members comprise each Audit Committee, each of which operates in accordance with an Audit Committee Charter.  In accordance with the Audit Committee Charter, the Audit Committee is responsible for the review of the audited financial statements, oversight of independent auditors with respect to, among other things, matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and the review and approval of the engagement of independent auditors. The Audit Committee is also responsible for review and approval of any engagement (with limited exceptions) pursuant to which the independent public accountant is employed to render “permissible non-audit services” to a Fund.  In the previously concluded fiscal year, the Audit Committees each held two meetings except for the RATR Audit Committee, which did not meet.

Nominating Committee.  Each Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Board membership as is considered necessary from time to time and meets only as necessary.  The Nominating Committees do not operate under a written charter.  When evaluating individuals for recommendation for Board membership, the Independent Board Members consider the candidate’s knowledge of the investment company industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.  None of the Nominating Committees has held any meetings during the last fiscal year, but each met in April 2011 in conjunction with the nomination of Mr. D’Alessandro to each of the Boards and related matters.  Each Board’s three Independent Board Members comprise the Nominating Committee for that Board.  Shareholder recommendations with respect to nominations to the Board that are received by the Trust at least 90 days before the date of any shareholder meeting held will be considered by the Nominating Committee.

Additionally, each of RATR and RSCFIF has established an Executive Committee, as follows:

Executive Committee.  Mr. Roland and Mr. Volpe constitute each Board’s Executive Committee and are authorized to act on behalf of each Board to the extent consistent with RATR and RSCFIF’s  Operating Agreement and applicable law.

The Audit Committees of each of the Rochdale Funds have reviewed and discussed each Fund’s respective audited financial statements with such Fund’s management.  Additionally, each of the Audit Committees has:  discussed with the respective independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and received written disclosures from each Fund’s independent auditor regarding such auditing firm’s independence and has discussed the matter with the auditing firms.

Further, the Boards of each of the Rochdale Funds have established a Valuation or Pricing Committee.  These committees are responsible for implementing board approved procedures for valuing portfolio securities, monitoring the valuation of the respective Rochdale Fund’s securities and other investments; and (2) as required, determining the fair value of illiquid and other holdings after consideration of all relevant factors, subject which determinations are reported to the appropriate full Board.  Each Valuation or Pricing Committee meets as necessary when a price is not readily available.  The members of each of these committees are as follows:

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The Trust	David Abella and Elizabeth Dooley with Keith Shintani, Kurt Hawkesworth and Edmund Towers serving ex-officio.*
RATR and RSCFIF	Garrett D’Alessandro and Carl Acebes with Kurt Hawkesworth and Edmund Towers serving ex-officio.*
RCAS, RCAS TEI and RCAS Master	Garrett D’Alessandro, Carl Acebes, Edmund Towers, Kurt Hawkesworth, and Keith Shintani.*

* Ms. Dooley and Messers. Abella, Hawkesworth and Towers are employees of Rochdale.  Mr. Shintani is an employee of the Trust’s Administrator, US Bancorp Fund Services, LLC.

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Board Member Ownership of Securities.  As of the date of this Proxy Statement, the Board Members and Officers of Rochdale Core Alternative Strategies Fund TEI, LLC, as a group owned more than 1% of the Fund. The Board Members and Officers of each of the other Rochdale Funds did not own more than 1% of the outstanding shares of such Rochdale Funds.  Rochdale Investment Management has a substantial holding in all of the Rochdale Funds. The Board Members and the nominee owned the following amounts of each Rochdale Fund as of December 31, 2010.1

	Interested Board Members/Nominees		Independent Board Members
	Carl Acebes	Garrett D’Alessandro	Maxime C. Baretge	Jerry Roland	Thomas J. Volpe
Rochdale Investment Trust Portfolios:	A	A	A	C	A
Rochdale Large Growth Portfolio	A	A	A	C	A
Rochdale Large Value Portfolio	A	A	A	C	A
Rochdale Mid/Small Growth Portfolio	A	A	A	C	A
Rochdale Mid/Small Value Portfolio	A	A	A	C	A
Rochdale Dividend & Income Portfolio	D	D	A	C	A
Rochdale Intermediate Fixed Income Portfolio	A	A	A	B	A
Rochdale Fixed Income Opportunities Portfolio	A	A	A	E	A
Rochdale Emerging Markets Portfolio	A	A	A	A	A
Rochdale Alternative Total Return Fund, LLC	A	A	A	A	A
Rochdale Core Alternative Strategies Fund, LLC	D	D	A	E	A
Rochdale Core Alternative Strategies Fund TEI, LLC	D	D	A	E	E
Rochdale Core Alternative Strategies Master Fund, LLC	A	A	A	A	A
Rochdale Structured Claims Fixed Income Fund, LLC	D	D	A	E	E
Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Board Member in Fund Complex	E	E	A	E	E
Key:  (A) – None; (B) - $1-$10,000; (C) - $10,001-$50,000; (D) - $50,001-$100,000; (E) - over $100,000

None of the Independent Board Members own any securities issued by Rochdale or any principal underwriter of any of the Rochdale Funds or any company controlling, controlled by or under common control with Rochdale or any principal underwriter of any of the Rochdale Funds.

1 The term “owned” used in the table above means beneficial ownership as determined in accordance with Rule 16a – 1(a)(2) under the Securities Exchange Act of 1934, as amended.

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Compensation.  Each Fund pays each Independent Board Member fee as set forth in the table below.   In addition, each Rochdale Fund reimburses each of the Independent Board Members for travel and other expenses incurred in connection with attendance at such meetings.  Each Independent Board Member who is a member of an Audit, Nominating and/or Executive Committee receives a fee for each committee meeting attended.  Other officers and Board members of the Rochdale Funds receive no compensation from the Rochdale Fund.  No other compensation or retirement benefits are received by any Board member or officer from any of the Rochdale Funds.  No other entity affiliated with the Rochdale Funds pays any compensation to the Independent Board Members.

Fund	Independent Board Member Compensation
The Trust	Independent Trustees receive an annual retainer of $6,000 and a fee of $1,500 for each regularly scheduled meeting
RATRF	Independent Board Members receive an annual retainer of $5,000 and a fee of $500 per Board meeting (whether in person or telephonic) attended
RCAS, RCAS TEI, RCAS Master and RSCFIF	Independent Board Members receive an annual retainer of $3,000 and a fee of $500 per Board meeting (whether in person or telephonic) attended

The Table below sets forth the total aggregate compensation paid to each of the Board Members for the year ended December 31, 2010.
	Interested Board Member	Independent Board Members
	Carl Acebes	Maxime C. Baretge	Jerry Roland	Thomas J. Volpe
Aggregate Compensation From Rochdale Investment Trust	None	$12,000	$12,500	$12,500
Aggregate Compensation From Rochdale Alternative Total Return Fund, LLC	None	None	None	None
Aggregate Compensation From Rochdale Core Alternative Strategies Fund, LLC	None	None	None	None
Aggregate Compensation From Rochdale Core Alternative Strategies Fund TEI, LLC	None	None	None	None
Aggregate Compensation From Rochdale Core Alternative Strategies Master Fund, LLC	None	$5,000	$5,500	$5,500
Aggregate Compensation From Rochdale Structured Claims Fixed Income Fund, LLC	None	$5,000	$6,000	$6,000
Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation From The Rochdale Fund Complex Paid To Board Member	None	$22,000	$24,000	$24,000

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 PROPOSAL 2

Approval of Investment Sub-Advisory Agreement Between
Rochdale Investment Management, LLC and GML Capital, LLP
Relating to the Rochdale Fixed Income Opportunities Portfolio (the “FIOP”)

Summary and Introduction.
Since the commencement of the operations of the Fixed Income Opportunities Portfolio of the Trust (“FIOP” or the “Portfolio”) Rochdale Investment Management, LLC (“Rochdale” or the “Advisor”) has served as the Portfolio’s primary investment adviser.  Under Rochdale’s supervision and pursuant to the terms of separate subadvisory agreements, Seix investment Advisers, LLC (“Seix”) and Federated Investment Management Company (“Federated”) provide day-to-day portfolio management to the Portfolio.

Rochdale determined that it would be appropriate to supplement the team of subadvisers that currently serve FIOP.  Rochdale’s recommendation is based upon its view that, at this time, it is appropriate for FIOP to include access to various sub-asset classes of fixed income securities including international bonds.  Accordingly, in April, 2011, Rochdale recommended to the Trust’s Board that GML Capital, LLP (“GML”), a firm that has experience in the international bond market, be engaged as an additional subadviser for FIOP.  Additional information about GML is set forth below under the heading “Management of the Trust.”

At a special meeting held on April 19, 2011, the Trustees, including a majority of those trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved Rochdale’s recommendation, as well as a proposed investment sub-advisory agreement between the Advisor and GML relating to the Portfolio (“Proposed Subadvisory Agreement”).  In approving the Proposed Subadvisory Agreement, the Board noted that the terms of the  Proposed Subadvisory Agreement provide that GML’s fee will be paid by the Advisor and, for this reason, that implementation of the Proposed Subadvisory Agreement would not effect the overall advisory fees paid by FIOP.  Except for terms relating to fees, the operative terms and conditions of the proposed portfolio management agreement are substantially the same as the terms and conditions of agreements with FIOP’s other sub-advisors.  A copy of the Proposed Subadvisory Agreement appears at Appendix A to the Proxy Statement.

If the Proposed Subadvisory Agreement is approved by the Portfolio’s shareholders, in addition to those principal, investment risks currently disclosed in the Portfolio’s prospectus, the Portfolio will also be subject to Foreign Securities Risk, Foreign Currency Risk and Emerging Markets Risk.  Further information regarding these risks is included in Appendix B to this Proxy Statement

If the Proposed Subadvisory Agreement is approved by the Portfolio’s shareholders, the Proposed Subadvisory Agreement will become effective as soon as reasonably practical following the date on which such approval is obtained.  If the agreement is not approved by the Portfolio’s shareholders, FIOP will continue to be managed by Rochdale and its then current subadvisers.

THE BOARD OF TRUSTEES RECOMMENDS THAT
YOU VOTE “FOR” THE PROPOSED NEW AGREEMENT

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Factors Considered by the Board

During the course of its deliberations with respect to the Proposed Subadvisory Agreement, the Board reviewed a range of information from GML about its business operations, financial position, cost and/or profitability, other accounts and related information.  In particular, the Board considered Rochdale’s view with respect to GML’s expertise in the emerging markets high yield asset class and desirability of accessing this asset class in FIOP.   In considering the nature and quality (including performance) of the services expected to be provided by GML, the Board had before it information that it received from Rochdale and GML with respect to GML’s commitment to implementing a consistent investment program, the performance achieved for other clients with similar investment strategies in the past, and information relating to its compliance programs and back office systems.  The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team.   In concluding that the services to be provided by GML were reasonably likely to benefit FIOP, the Board did not rely upon any single factor, but gave substantial weight to Rochdale’s recommendations and its view with respect to the ability of GML to carry out the investment policies of FIOP and to ensure continuity in its investment strategy.

The Board considered information provided to it by Rochdale and GML with respect to the nature and quality of the services to be provided by GML, including information to the effect that GML would be responsible only for the day-to-day investment decisions for that portion of the assets of FIOP allocated to GML by Rochdale.  Moreover, the Board was informed that GML would not participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with FIOP or the Trust other than investment advisory fees received.

With respect to the fees to be received by GML under the Proposed Advisory Agreement, the Board determined that the rate at which GML would be compensated by Rochdale for its services under the Proposed Advisory Agreement was reasonable.  Noted, among other things, was the fact that GML’s fee is to be computed as the same rate as Rochdale’s fee.  The Board also noted that GML’s fee will be paid by Rochdale and thus that the Portfolio’s advisory expenses are unlikely to increase as a result of the implementation of the Proposed Advisory Agreement.

During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to FIOP managed by other investment advisers (the “peer group”) and with information from GML regarding the fee structures of its similarly-managed accounts.  While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of FIOP and of the Trust as a whole.

Information About the Proposed Subadvisory Agreement.

As indicated above, the parties to the Proposed Subadvisory Agreement are Rochdale and GML.  Under its terms, the Proposed Subadvisory Agreement requires GML to (i) provide a continuous investment program for that portion of FIOP’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of  1940 Act.  The proposed agreement also provides:  that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act.

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With respect to duration and termination, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective.  The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of FIOP’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

Information About the Proposed Subadviser.

For its services to the Portfolio, GML Capital LLP (“GML”) will receive from the Advisor and not the Portfolio, a fee of 0.50% of the value of that portion of the Portfolio’s assets that may be, from time to time, allocated to GML.

Mr. Theodore Stohner, Portfolio Manager and Founding Partner of GML, and Mr. Maxim Matveev, Portfolio Manager of GML, will be primarily responsible for the day-to-day management of the Portfolio’s assets allocated to GML.  Mr. Stohner and Mr. Matveev joined GML International Limited1 in 1994 and 2005 respectively.

GML, located at The Met Building, 22 Percy Street, London, United Kingdom W1T 2BU, is a limited liability partnership organized under the laws of England & Wales.  As of December 31, 2010, GML had approximately $566 million in assets under management or advice.  GML serves as the advisor to Rochdale International Trade Finance Fund, LLC, as closed-end investment company sponsored by Rochdale; this fund is, however, is managed in accordance with investment policies that differ substantially from those to which FIOP adheres.  GML does not currently manage any registered investment companies managed in a manner similar to FIOP.

Fees and Expenses.

For its services to FIOP, GML will receive from the Advisor and not FIOP, a fee of .50% of the value of that portion of FIOP’s assets that may be, from time to time, allocated to GML.

The following table provides data concerning FIOP’s actual management fees and expenses as a percentage of average net assets for the period ended December 31, 2010, as well as expenses that would have been incurred if the proposed sub-advisory agreement had been in effect during 2010.  The net assets of FIOP as of December 31, 2010 were $258 million.  The table and example that follows it are designed to assist shareholders in understanding the various costs and expenses of an investment in shares of FIOP; both are designed to correspond with the tables relating to FIOP that appear in the prospectus for the Trust.  Neither, however, should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

	Current	If Proposed Sub-Advisory Agreement is Approved
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.43%	0.43%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.19%	1.19%

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Example.  The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example assumes that all dividends and distributions are reinvested and that FIOP’s operating expenses and assets remain as shown in the above table.  The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Current	If Proposed Sub-Advisory Agreement is Approved
1 year	$689	$689
3 years	$931	$931
5 years	$1,192	$1,192
10 years	$1,935	$1,935

Investment Management and Other Services Provided to the Rochdale Funds by Rochdale

Officers of the Rochdale Funds and the Advisor.   Rochdale, or its immediate predecessor, has served as the investment advisor for each of the Funds since the inception of each such Rochdale Fund.  Rochdale’s principal business address is 570 Lexington Avenue, New York, NY 10022-6837.  Employees of Rochdale serve as officers of the respective Rochdale Funds and, together with the Advisor, are responsible for the day-to-day operations of each Rochdale Fund.  The individuals who serve in these capacities, together with their affiliation with the Advisor, as applicable, are set forth in the table below.

	Position(s) with Each Rochdale Fund	Position with the Advisor
Garrett R. D’Alessandro	President and Secretary of each Fund	President, Chief Executive Officer and Director of Research
Edmund Towers	Treasurer of the Trust, RATR and RSCFIF Chief Financial Officer of RCAS, RCAS TEI and RCAS Master	Chief Financial Officer
Barbara Hawkesworth	Chief Compliance Officer of each Rochdale Fund	Executive Vice President, Chief Compliance Officer and Deputy General Counsel
Kurt Hawkesworth	Secretary	Senior Executive Vice President and General Counsel

For its investment advisory services to respective Rochdale Funds, Rochdale is entitled to receive an asset based advisory fee.  The table below sets forth the rate at which Rochdale’s fee is computed for each of the Rochdale Funds and the amount of the fees received by Rochdale with respect to the fiscal year ended December 31, 2010.

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Rochdale Fund	Fee Rate	Fee Amount2
Rochdale Investment Trust Portfolios:
Rochdale Large Growth Portfolio	0.50%	$155,479
Rochdale Large Value Portfolio	0.50%	$152,726
Rochdale Mid/Small Growth Portfolio	0.50%	$138,348
Rochdale Mid/Small Value Portfolio	0.50%	$121,637
Rochdale Dividend & Income Portfolio	0.65%	$412,458
Rochdale Intermediate Fixed Income Portfolio	0.40%	$308,947
Rochdale Fixed Income Opportunities Portfolio	0.50%	$1,046,187
Rochdale Emerging Markets Portfolio	1.00%	None
Rochdale Alternative Total Return Fund, LLC	1.75%	None
Rochdale Core Alternative Strategies Fund, LLC	N/A	None
Rochdale Core Alternative Strategies Fund TEI, LLC	N/A	None
Rochdale Core Alternative Strategies Master Fund, LLC	1.25%	$727,467
Rochdale Structured Claims Fixed Income Fund, LLC	0.25%	$116,604

Principal Underwriter. RIM Securities LLC, which is also located at 570 Lexington Avenue, New York, New York, 10022 serves as principal underwriter for the each Rochdale Fund.

Subadvisers.  Two subadvisers currently serve the Fixed Income Opportunities Portfolio:  Seix Investment Advisers LLC (“Seix”), whose principal offices are located at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07485, and Federated Investment Management Company (“Federated”), whose principal offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  Seix and Federated each serve the Portfolio under separate subavisory agreements, each dated June 1, 2009.  For their services to the Portfolio, each subadviser receives an annual fee from the Advisor, and not the Portfolio, of 0.40% of the value of that portion of the Portfolio’s assets that may, from time-to-time be allocated to it.

Administration, Fund Accounting and Related Services.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as each Fund’s administrator, transfer agent and dividend disbursing agent. U.S. Bank, N.A., PO Box 1118, Mail Location CN-OH-WGTC, Cincinnati, OH  45201-1118 serves as custodian of each Fund’s cash and securities.

Pursuant to the terms of separate service agreements, Rochdale also provides certain administrative services to the several Rochdale Funds, including coordination of other third party organizations with whom the respective Rochdale Fund’s contract for services necessary to their operation and the services of a chief compliance officer.  For its services under such agreement, Rochdale receives a fee of .25% of each Rochdale Fund’s net assets.

2 These amounts reflect the actual sums received by the Advisor, taking into account certain fee waivers and expense reimbursements.  As described in the Funds’ registration statements, the Advisor has contractually agreed to limit the expenses of certain of the Funds at various levels.  As of December 31, 2010, some of the Funds had not yet commenced operations.

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Independent Public Accountants.

The Trust and RSCFIF (the “Tait Audited Funds”).  Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has served as the independent public accountant for the Tait Audited Funds for each of the past two fiscal years to perform audit services, audit-related services and tax services for the Tait Audited Funds.  “Audit services” refer to performing an audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each fiscal year.  “Audit-related services” refer to the assurance and related services by the accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed by Tait, Weller & Baker for each of the last two fiscal years for such services.  During the periods shown, Tait, Weller & Baker has not provided any other audit, accounting or other services to the Tait Audited Funds.

Rochdale Investment Trust
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	$100,500	$102,000
Fees for Audit-Related Services	None	None
Fees for Tax Services	$5,250	None
All Other Fees	None	None

RSCFIF
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	None	$25,000
Fees for Audit-Related Services	None	None
Fees for Tax Services	None	$10,000
All Other Fees	None	None

Before an auditor is engaged by the Tait Audited Funds to render audit services, the Audit Committees are required, under the provisions of their respective charters, to review and approve such engagement.  In addition, the charters require that the Audit Committees review and approve in advance any proposal (with limited exceptions) for any engagement pursuant to which the independent public accountant is employed to render “permissible non-audit services” to the Tait Audited Funds.  A “permissible non-audit service” is defined as a non-audit service that is not prohibited by regulations adopted by the Securities and Exchange Commission.3  Tait, Weller & Baker has not provided any non-audit related services to the Tait Audited Funds during the periods shown in the table above.  The charters also require Audit Committees review and approval of any proposal pursuant to which the independent public accountant would render non-audit services to certain affiliates of the Tait Audited Funds (including the Advisor), if such engagement would relate directly to the operations and financial reporting of such fund.  During the periods shown in the table above, Tait, Weller & Baker has not provided to any such affiliate any services that are subject to such review.  All of the principal accountant’s hours spent on auditing the financial statements of the Tait Audited Funds were attributed to work performed by full-time permanent employees of the principal accountant.

3Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (i) bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;  (vi) management functions; (vii) human resources;  (viii) broker-dealer, investment advisor, or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

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RATR, RACS, RCAS TEI and RCAS Master (the “ODMD Audited Funds”). O’Connor Davies Munns & Dobbins, LLP located at One Grand Central Place, 60 East 42nd Street, 36th Floor, New York, NY 10165, has served as the independent public accountant for each of the ODMD Audited Funds for each of the past two fiscal years to perform audit services, audit-related services and tax services for the O’Conner Rochdale Funds.  “Audit services” refer to performing an audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each fiscal year.  “Audit-related services” refer to the assurance and related services by the accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed by O’Connor Davies Munns & Dobbins for each of the last two fiscal years for such services.  During the periods shown, O’Connor Davies Munns & Dobbins has not provided any other audit, accounting or other services to the ODMD Audited Funds.

RATR
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	None	None
Fees for Audit-Related Services	None	None
Fees for Tax Services	None	None
All Other Fees	None	None

RCAS
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	$14,922	$11,350
Fees for Audit-Related Services	None	None
Fees for Tax Services	$3,328	$7,750
All Other Fees	None	None

RCAS TEI
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	$13,696	$13,675
Fees for Audit-Related Services	None	None
Fees for Tax Services	$3,054	$3,875
All Other Fees	None	None

RCAS Master
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	$40,882	$48,475
Fees for Audit-Related Services	None	None
Fees for Tax Services	$9,118	$3,875
All Other Fees	None	None

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Before an auditor is engaged by the ODMD Audited Funds to render audit services, the Audit Committees are required, under the provisions of their respective charters, to review and approve such engagement.  In addition, the charters require that the Audit Committees review and approve in advance any proposal (with limited exceptions) for any engagement pursuant to which the independent public accountant is employed to render “permissible non-audit services” to the respective Rochdale Fund.  A “permissible non-audit service” is defined as a non-audit service that is not prohibited by regulations adopted by the Securities and Exchange Commission.  O’Connor Davies Munns & Dobbins has not provided any non-audit related services to the ODMD Audited Funds during the periods shown in the table above.  The charter also requires Audit Committee review and approval of any proposal pursuant to which an ODMD Audited Fund’ independent public accountant would render non-audit services to certain affiliates of such fund (including the Advisor), if such engagement would relate directly to the operations and financial reporting of the ODMD Audited Fund.  During the periods shown in the table above, O’Connor Davies Munns & Dobbins has not provided to any such affiliate any services that are subject to such review.  All of the principal accountant’s hours spent on auditing the ODMD Audited Funds’ financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

OTHER MATTERS

Abstentions and “Broker Non-Votes.”  Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and for which proxies are returned indicating that the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists.  However, abstentions and broker non-votes with respect to any matter brought to a vote at the Meeting will be treated as negative votes with respect to any matter that requires approval of a certain number of affirmative votes.  The persons named in the Proxy may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require approval by the holders of a majority of the shares who are present in person or by proxy.

Affiliated Brokerage.
The following brokerage commissions were paid by the Rochdale Funds for the year ended December 31, 2010:

Rochdale Investment Trust
Large Growth Portfolio
Affiliated	None
Non-Affiliated	$65,713
Large Value Portfolio
Affiliated	None
Non-Affiliated	$57,911
Mid/Small Growth Portfolio
Affiliated	None
Non-Affiliated	$159,590

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Mid/Small Value Portfolio
Affiliated	None
Non-Affiliated	$149,317
Dividend & Income Portfolio
Affiliated	$39 (0.1%)*
Non-Affiliated	$38,418
Intermediate Fixed Income Portfolio
Affiliated	None
Non-Affiliated	None
Fixed Income Opportunities Portfolio
Affiliated	None
Non-Affiliated	None
Emerging Markets Portfolio
Affiliated	None
Non-Affiliated	None

Rochdale Alternative Total Return Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Fund TEI, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Master Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Structured Claims Fixed Income Fund, LLC
Affiliated	None
Non-Affiliated	None

*Brokerage was paid to RIM Securities, LLC, which is affiliated with the Portfolio due to being under common control with Rochdale.

Ownership of the Rochdale Funds.  As of the Record Date, the Board Members and Officers of Rochdale Core Alternative Strategies Fund TEI, LLC, as a group owned more than 1% of the Fund. The Board Members and Officers of each of the other Rochdale Funds did not own more than 1% of the outstanding shares of such Rochdale Funds.  Rochdale Investment Management has a substantial holding in all of the Rochdale Funds.  The following table sets forth those persons who, to the knowledge of the Rochdale Funds and as of the close of business on the Record Date, held, as of record, more than five percent of the outstanding shares of a Rochdale Fund.

Fund Name	Shareholder Name	Address	No. of Shares Held as of Record Date	% held as of Record Date
RIT Dividend & Income Portfolio	Genworth Finacial Trust Company FBO Genworth Finacial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	207,716.236	7.384%
RIT Dividend & Income Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	2,362,209.578	83.973%
RIT Intermediate Fixed income Portfolio	Genworth Finacial Trust Company FBO Genworth Finacial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	328,625.350	10.283%
RIT Intermediate Fixed income Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	2,547,957.004	79.728%
RIT Large Growth Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	1,791,058.351	95.952%
RIT Large Value Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	1,498,562.656	96.293%
RIT Mid/Small Growth Portfolio	Genworth Finacial Trust Company FBO Genworth Finacial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	102,312.925	9.409%
RIT Mid/Small Growth Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	937,453.457	86.211%
RIT Mid/Small Value Portfolio	Genworth Finacial Trust Company FBO Genworth Finacial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	84,454.299	10.293%
RIT Mid/Small Value Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	699,453.573	95.247%
RIT Fixed Income Opportunities Portfolio	Brown Brothers Harriman & Co Cust for A/C # 6659510- cash Attn Investment Funds Global Distribution Center	525 Washington Blvd Jersey City NJ 07310-1606	754,938.283	6.541%

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RIT Fixed Income Opportunities Portfolio	Genworth Finacial Trust Company FBO Genworth Finacial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	1,593,207.163	13.804%
RIT Fixed Income Opportunities Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	8,540,924.607	74.001%
RATR	Peggy Casper	45 East 89th Street, #35E New York, NY 10128	1013.5262	8.14%
RATR	Robert J. Guttag	c/o Peggy Casper 45 East 89th Street, #35E New York, NY 10128	1013.5262	8.14%
RATR	u/w/o Sidney N. Morse FBO Sidney N. Morse, Jr	c/o Anchin, Block & Anchin LLP 1375 Broadway - 19th Floor New York, NY 10018	1013.5262	8.14%
RCAS	Sidney N. Morse, Jr. Trust B UAD 12/06/99 Birgit F	c/o Anchin, Block & Anchin LLP 1375 Broadway - 19th Floor New York, NY 10018	280	6.50%
RCAS	Sharon R Pelletier Thaler Revocable Living Tr UAD	3316 Williams Lane Minnetrista, MN 55364	299.999984	7.09%
RCAS	u/w/o Sidney N. Morse FBO Sidney N. Morse, Jr	c/o Anchin, Block & Anchin LLP 1375 Broadway - 19th Floor New York, NY 10018	360	8.36%
RCAS	Madeleine R. Johnson & William B. Johnson Jt Ten	1085 Park Avenue, Apt. 15A New York, NY 10128	800	18.79%
RCAS TEI	IRA FBO Jerry Roland Pershing LLC Custodian R/O	33 Julia Court Washington Twp, NJ 07676	500	6.39%
RSCFIF	Robert J Guttag	c/o Peggy Casper 45 East 89th Street, #35E New York, NY 10128	2000.04567	5.13%
RSCFIF	RMC Investments, LTD.	255 Hedwig Road Houston, TX 77024	2000.06355	5.13%
RSCFIF	u/w/o Sidney N. Morse FBO Sidney N. Morse, Jr	c/o Anchin, Block & Anchin LLP 1375 Broadway - 19th Floor New York, NY 10018	2165.04323	5.55%

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General Matters Under Delaware Law.  Under Delaware law, the Rochdale Funds are not required, and currently do not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law.  The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Board Members and, if a Rochdale Fund holds an annual meeting, ratification of the Board’s selection of the Rochdale Fund’s independent public accountants.  Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Board Members.  To the extent required by law, the Rochdale Funds will assist in shareholder communication in such matters.  Although the Rochdale Funds do not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting.  In the event that an annual meeting is held, any such proposal must be received at least 90 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.  Shareholders who desire to contact the Board of one or more of the Rochdale Funds should contact that Rochdale Fund’s Secretary.

May 9, 2011

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Appendix A

PROPOSED

SUBADVISORY AGREEMENT

This Subadvisory Agreement (as amended from time to time, this “Agreement”) is entered into as of the 1st day of June, 2009, by and between Rochdale Investment Management LLC, a Delaware limited liability company (the “Adviser”), and GML Capital LLP which is organized as a limited liability partnership established in England (“Sub-Adviser”).

RECITALS

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated [August 11, 2005,] (as amended from time to time, herein referred to a the “Advisory Agreement”) with Rochdale Investment Trust, a Delaware business trust (the “Trust”), an open-end series investment company that is registered under the Investment Company Act of 1940 (“1940 Act”); and

WHEREAS, the Adviser, pursuant to the terms of the Advisory Agreement, provides portfolio management services to each series of the Trust, including the Rochdale Fixed Income Opportunity Portfolio (which series is herein referred to as the “Portfolio”); and

WHEREAS, the Adviser desires to engage the Sub-Adviser to assist the Adviser in providing such portfolio management services to the Portfolio and the Sub-Adviser is willing, in accordance with the terms of this Subadvisory Agreement (“Subadvisory Agreement”) to provide such services to the Adviser with respect to such assets of the Portfolio as may be allocated to it by the Adviser from time to time (the “Subadvised Assets”) in the manner and on the terms set forth in this Agreement; and

WHEREAS, the Board of Trustees (“Board”) of the Trust (including a majority of those Trustees who are not interested persons of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act) has approved this Subadvisory Agreement in accordance with the requirements of Section 15(a) and Section 15(c) of the 1940 Act;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and intending to be legally bound, Adviser and Sub-Adviser agree as follows:

1. Appointment of Sub-Adviser.

Subject to and in accordance with the provisions of this Agreement, Adviser hereby:  (a) appoints Sub-Adviser as investment sub-adviser for the Portfolio and with respect to the Subadvised Assets to perform the investment advisory and any other services to each such Portfolio set forth in this Agreement, and (b) delegates to Sub-Adviser the authority vested in Adviser pursuant to the Advisory Agreement to the extent necessary to enable Sub-Adviser to perform its services and other obligations under this Agreement.

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2. Scope of Sub-Adviser’s Authority, Duties and Services.

(a)           General.  Adviser hereby authorizes Sub-Adviser, in its discretion and without prior consultation with Adviser or the Board, to invest, reinvest and manage the Subadvised Assets of the Portfolio, and determine the structure and composition of the Subadvised Assets of the Portfolio, on a discretionary basis, subject to Section 2(f) of this Subadvisory Agreement.  In carrying out its responsibilities under this Subadvisory Agreement, Sub-Adviser will act in accordance with all applicable:: (i) requirements of the 1940 Act, and the rules and regulations thereunder applicable to the Portfolio; (ii) requirements of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules and regulations thereunder applicable to Sub-Adviser; (iii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”) applicable to “regulated investment companies” and the Portfolio; (iv) the investment objectives, strategies and limitations applicable to the Portfolio, as set forth in the prospectus and statement of additional information relating to the Portfolio and such other of those documents of the Trust (i.e., the Trust’s declaration of trust, articles of incorporation or similar governing document, and bylaws) as applicable to the Portfolio, in each case as amended and updated from time to time and provided in writing to Sub-Adviser (collectively, each of the documents identified in this clause (iv) being, the “Governing Documents”), as are applicable to the Portfolio; (v) the requirements of those policies and procedures adopted by the Trust under Rule 38a-1 under the 1940 Act and applicable to the Portfolio;  and (vi) such other reasonable, mutually acceptable, instructions relating to the Portfolio’s portfolio as the Board or Adviser may from time to time specifically adopt, and provide in writing to Sub-Adviser, as being necessary for Sub-Adviser to perform its services and other obligations under this Agreement (“Instructions”).

(b)           Sub-Adviser Services and Duties.  Subject to and in accordance with the provisions of this Agreement, to enable Sub-Adviser to perform the general duties described in Section 2(a) above:

(i)    General Services.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will:  (A)  formulate and implement a continuous investment program for the Subadvised Assets of the Portfolio; and (B)  take the steps that Sub-Adviser determines to be reasonably necessary to implement such investment program(s), including purchasing, holding or selling the securities and other assets included in the Subadvised Assets of the Portfolio, selecting brokers, dealers and other intermediaries, settling and allocating trades, aggregating trades, and seeking to obtain best execution, in each case in accordance with the 1940 Act, the Advisers Act and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time. Adviser and Sub-Adviser agree and understand that investment advisory services may be provided by more than one sub-adviser.  Adviser and Sub-Adviser further agree that the Subadvised Assets may consist of all, a portion of or none of the assets of the Portfolio and that the Adviser has the right to allocate and reallocate assets of the Portfolio to the Sub-Adviser at any time and from time to time, upon such written notice to the Sub-Adviser as may be reasonably necessary to ensure orderly management of the Portfolio.  Sub-Adviser agrees that it shall not consult with any other sub-adviser concerning transactions for the Portfolio in securities or other assets. As required under the 1940 Act, Sub-Adviser will not consult with any other sub-adviser to the Trust or the Portfolio that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions of the Trust or the Portfolio in securities or other assets, and Sub-Adviser will be responsible for providing investment advice under this Agreement only with respect to the Subadvised Assets of the Portfolio. Notwithstanding, Sub-Adviser agrees to meet with Adviser regularly, but no less frequently than quarterly, to discuss the investment program and with the Board as reasonably requested.

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(ii)           Selection of Brokers, Dealers and Other Securities Intermediaries.  Without limiting Section 2(b)(i) above:  (A) Sub-Adviser may select brokers, dealers and other intermediaries that are affiliated persons of the Trust, the Portfolio, Adviser or Sub-Adviser, provided that any trade orders placed with any such affiliated person are placed in accordance with the 1940 Act, and the rules and regulations thereunder, and Sub-Adviser’s applicable policies and procedures as in effect from time to time; (B) Sub-Adviser may select brokers, dealers and other intermediaries on the basis that they provide brokerage, research or other services or products to the Portfolio or other clients of Sub-Adviser or an affiliated person of Sub-Adviser, provided that such selections are made in accordance with Sub-Adviser’s and the Trust’s applicable policies and procedures as in effect from time to time; and (C) in selecting brokers, dealers and other intermediaries, Sub-Adviser may also consider the reliability, integrity and financial condition of a broker, dealer or other intermediary, the size of and difficulty in executing a transaction, and other factors that Sub-Adviser deems appropriate and consistent with  Sub-Adviser’s and the Trust’s policies and procedures as in effect from time to time.

(iii)           Aggregation of Orders.  Without limiting Sections 2(b)(i) or (ii) above, Sub-Adviser may (but shall not be obligated to) aggregate purchase or sale orders for the Subadvised Assets with contemporaneous purchase or sale orders of other clients of Sub-Adviser or its affiliated persons.  In such event, allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be equitable and consistent with Sub-Adviser’s applicable policies and procedures as in effect from time to time.  Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

(iv)           Proxy Voting.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, in Sub-Adviser’s discretion and without prior consultation with Adviser or the Board, vote (either directly or through a voting service engaged by Sub-Adviser) all proxies and corporate actions of which Sub-Adviser receives timely notice that are solicited by or with respect to issuers of securities or other assets in which the Subadvised Assets may be invested from time to time.  Such votes shall be made by Sub-Adviser in accordance with Sub-Adviser’s proxy voting policies and procedures as in effect from time to time.  Upon written notice to Sub-Adviser, the Board may at any time withdraw the authority granted to Sub-Adviser pursuant to this Section 2(b)(iv) to perform any or all of the proxy voting services contemplated hereby.  Adviser and/or the Trust shall be responsible for making any Form N-PX filings.

(v)           Recordkeeping.  Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, maintain and preserve such books and records relating to the Subadvised Assets of the Portfolio and the services provided by Sub-Adviser under this Agreement as required of an investment sub-adviser to a registered investment company pursuant to Section 31 of the 1940 Act and Section 204 of the Advisers Act and the rules and regulations promulgated thereunder and, further, will maintain such records in the manner and for the periods prescribed by such provisions.  Sub-Adviser agrees that such books and records are the property of the Trust, and that Sub-Adviser will surrender such books and records to Adviser or the Trust, or either of their designees, promptly upon written request (provided, that Sub-Adviser may retain copies of any or all of such books and records).  Sub-Adviser will permit Adviser to reasonably inspect such books and records during normal business hours upon reasonable prior notice.

(vi)           Reporting.  Sub-Adviser agrees to provide such reasonable reports as mutually agreed upon by Adviser and Sub-Adviser at such times as mutually agreed upon by Adviser and Sub-Adviser.  Sub-Adviser will provide Adviser with such other information regarding Sub-Adviser or Sub-Adviser’s management of the Subadvised Assets of the Portfolio as is legally required for any shareholder report (including Forms N-SAR of N-CSR), amended registration statement, prospectus or statement of additional information (including Form N-1A), proxy voting report (including Form N-PX), portfolio holding report (including Form N-Q), proxy statement (including Form N-14), or “blue-sky” filing, or any amendment or supplement to any of the foregoing, of the Trust or the Subadvised Assets Portfolio filed with the U.S. Securities and Exchange Commission (“SEC”) or applicable state securities regulator (collectively, “Required Filings”).  Upon the Trust’s or Adviser’s reasonable request, Sub-Adviser also will make available its officers and employees to meet with the Board to review Sub-Adviser’s performance under this Agreement, and the performance of the Subadvised Assets Portfolio, via telephone on a quarterly basis and in person as may be reasonably requested by the Adviser and the Board.

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(vii)           Service to Other Clients.  It is understood that Sub-Adviser may perform investment adviser services to other clients including related person, related entities of the Sub-Adviser and various other investment companies.  The Adviser agrees that the Sub-Adviser may provide and take action with respect to any of its clients, itself or affiliates that may compete with or differ from the advice given of the timing or nature of action taken with respect to the Portfolio, so long as is it the Sub-Adviser’s policy, to the extent practical, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates.  It is understood that Sub-Adviser shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Portfolio any security or other investment which Adviser, its principals, affiliates, or employees may purchase or sell for its or their accounts or for the account of any other client, if in the opinion of Sub-Adviser such transaction or investment appears unsuitable, impractical, or undesirable for the Portfolio.

(viii)           Valuation.  Adviser acknowledges and agrees, on behalf of itself, the Portfolio and the Trust, that Sub-Adviser is not responsible for valuing or pricing the securities and other assets invested in, held by or sold by the Portfolio (including the Subadvised Assets).  Upon reasonable request, however, the Sub-Adviser will assist the Adviser and the appropriate officers of the Trust in obtaining information about securities that may be purchased for the Portfolio by the Sub-Adviser with respect to which reliable prices are not available through customary pricing services and otherwise assist the Trust in pricing such assets appropriately. Sub-Adviser agrees that it make commercially reasonable efforts to bring to the attention of the Adviser “significant events” that may come to the attention of the Sub-Adviser and may affect the price of such securities.

(vii)           Compliance Testing.  Adviser agrees that Sub-Adviser is not the compliance agent for the Trust, the Portfolio or Adviser, that it may not have access to all of the books and records of the Portfolio necessary to perform certain compliance testing, and that it will not be obligated to request any books and records of a Portfolio not in Sub-Adviser’s possession for purposes of compliance testing. In no event shall Sub-Adviser be responsible for compliance testing with respect to any assets of a Portfolio other than the Subadvised Assets.

(vii)           Implementation of Changes.  Adviser agrees that Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event (except after obtaining a proper exemptive order or other relief or Adviser’s consent) beyond the mandatory compliance date for any change in applicable law, rule or regulation), any change in a Portfolio’s Governing Documents, and any other change arising out of any other Instructions provided by the Board or Adviser in writing to Sub-Adviser.  Sub-Adviser shall not be responsible for implementing (or failing to implement) any change in a Portfolio’s Governing Documents, or resulting from any Instruction of the Board or Adviser, that is not specifically identified in a writing provided to Sub-Adviser.  Sub-Adviser will promptly inform Adviser if Sub-Adviser is not able to implement any such change or new Instruction.

(viii)           Adviser and Board Supervision.  Sub-Adviser’s performance of services under this Agreement shall be subject to the general supervision and monitoring of Adviser, in the manner contemplated under Rule 17a-10 under the 1940 Act, and the Board.

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(ix)           Inside Information.  Sub-Adviser shall, as a general rule, seek only to obtain publicly available research material and information.  In the event Sub-Adviser does acquire or in some manner possess “material non-public information” (“MNPI”), (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988), Sub-Adviser acknowledges that it has implemented adequate information sharing restrictions (fire walls) to reasonably assure regulatory compliance.  The Adviser must be aware that possession of MNPI may adversely affect the Sub-Adviser’s ability to initiate investing or continue trading in a specific portfolio security.

3.           Adviser’s Duties and Services.

(a)           General.  Adviser agrees to comply with the terms and conditions of this Agreement and the Advisory Agreement and to provide Sub-Adviser with any information that Sub-Adviser reasonably requests in order to perform its services, and comply with its obligations, under this Agreement.  Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee, monitor and review Sub-Adviser’s performance of its services and other obligations under this Agreement as contemplated under Rule 17a-10 under the 1940 Act.  Nothing in this Agreement shall relieve Adviser of any of its obligations or any liability under the Advisory Agreement.

(b)           Document Delivery Requirements.  Without limiting Section 3(a) above, Adviser shall provide Sub-Adviser with true, correct and complete copies, properly certified or otherwise authenticated, of the following documents relating to the Portfolio prior to the effective date of this Agreement, annually after this Agreement becomes effective and reasonably in advance of any changes in the following documents becoming effective (with any changes being identified in writing to Sub-Adviser):  (i) each current Governing Document of the Portfolio; (ii) any Instructions adopted by the Board or Adviser; (iii) any exemptive order relied on by Adviser, the Portfolio or the Trust that may affect the performance of Sub-Adviser’s services and other obligations under this Agreement (including any “manager of managers” exemptive order); (iv) any CFTC Rule 4.5 letter applicable with respect to a Portfolio or the Trust; (v) the Advisory Agreement; (vi) certified resolutions of the Board, and of a duly called meeting of the shareholders of the Portfolio, approving the Advisory Agreement and Adviser’s appointment as investment adviser for the Portfolio under the Advisory Agreement, and (vii) certified resolutions of the Board, and, if necessary, of a duly called meeting of the shareholders of the Portfolio, approving this Agreement and Sub-Adviser’s appointment as sub-adviser under this Agreement.

(c)           Affiliated Persons of Adviser, the Portfolio and the Trust.  Adviser shall provide Sub-Adviser, prior to the effective date of this Agreement and annually after this Agreement becomes effective, with a written list of all affiliated persons of Adviser, the Portfolio and the Trust (and any affiliated person of such an affiliated person) and Adviser shall promptly provide Sub-Adviser with an updated written list whenever Adviser becomes aware of any additional affiliated persons or other changes to the most recently provided list.

(d)           Limited Power of Attorney.  Adviser shall have delivered to Sub-Adviser prior to the effective date of this Agreement an executed copy(ies), signed by authorized representatives of Adviser and of the Trust, on behalf of the Portfolio, of any separate limited power of attorney requested by Sub-Adviser pursuant to Section 4 below.

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(e)           Disclosure Documents and Sales Literature.  Adviser agrees to (and to cause the Trust and the Portfolio to) submit any proposed language in any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or a Portfolio that mentions Sub-Adviser (other than identifying Sub-Adviser as sub-adviser to a Portfolio), or that describes Sub-Adviser’ services or other obligation hereunder, to Sub-Adviser for review prior to use for prompt review of such materials by Sub-Adviser within a reasonable and appropriate deadline.  Adviser acknowledges and agrees that it is responsible for ensuring that any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or a Portfolio will at all times be in compliance with all disclosure and other requirements under applicable laws, rules or regulations, and that Sub-Adviser shall have no liability in connection therewith, except to the extent arising directly out of a material inaccuracy in, or material omission from, information furnished in writing by Sub-Adviser to Adviser, a Portfolio or the Trust specifically for inclusion in any Required Filings that causes any such Required Filings to (i) fail to be accurate and complete in all material respects with respect to Sub-Adviser or its services, or (ii) omit to state any material fact necessary in order to make the statements made therein with respect to Sub-Adviser or its services, in light of the circumstances under which they were made, not misleading.

4.           Limited Power of Attorney.

Adviser hereby appoints Sub-Adviser as Adviser’s, the Trust’s and the Portfolio’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counter parties and other persons or entities in connection with its management of the Subadvised Assets of the Portfolio.  Adviser, on behalf of itself, the Portfolio and the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that Sub-Adviser, and its directors, officers and employees, may do in the capacity as attorney-in-fact, provided such action is within the scope of the limited power of attorney granted herein.  Nothing in this Agreement shall be construed as imposing a duty on Sub-Adviser, or its directors, officers and employees, to act or assume responsibility for any matters in its capacity as attorney-in-fact for Adviser, a Portfolio or the Trust. Any person, partnership, corporation or other legal entity or natural person dealing with Sub-Adviser in its capacity as attorney-in-fact hereunder for Adviser, the Portfolio or the Trust is hereby expressly put on notice that Sub-Adviser is acting solely in the capacity as an agent of Adviser, such Portfolio or the Trust, and that any such person, partnership, corporation or other legal entity or natural person must look solely to Adviser, such Portfolio or the Trust, as applicable, for enforcement of any claim against Adviser, such Portfolio or the Trust, as Sub-Adviser assumes no personal liability whatsoever for obligations of Adviser, such Portfolio or the Trust entered into by Sub-Adviser in its capacity as attorney-in-fact.  If requested by Sub-Adviser, Adviser agrees to have Adviser, the Portfolio or the Trust execute and deliver to Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to Sub-Adviser.  The Adviser, the Portfolio or the Trust will deliver to Sub-Adviser a fully executed and accurate W-9 or some other acceptable form reflecting that the Portfolio and/or the Trust is not subject to withholding for federal income taxes.

5.           Compensation.

For the services provided under this Agreement, Adviser shall pay to Sub-Adviser, in arrears, a fee at the annual rate set forth on Schedule 1 multiplied times the average daily net assets of the Subadvised Assets of such Portfolio.  Such fee will accrue daily and will be paid monthly to Sub-Adviser on or before the fifteenth (15th) day of the next succeeding calendar month.  The method of determining the net asset value for purposes of this Section 5 shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the Shares of the Portfolio as described in the prospectus relating to the Portfolio.  If this Agreement is effective for only a portion of a month, the fee will be prorated for the portion of such month during which this Agreement is in effect.

6.           Expenses.

(a)           Expenses Paid by Sub-Adviser.  Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its services and other obligations under this Agreement, and the expenses of office rent, telephone, telecommunications and other facilities that are necessary for Sub-Adviser to perform its services and other obligations under this Agreement.

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(b)           Expenses Not Paid by Sub-Adviser.  The Sub-Adviser shall not be responsible for the payment of any expenses of the Portfolio, including but not limited to:   the expenses of organizing, or continuing the existence of, Adviser, the Portfolio or the Trust; fees and expenses of trustees/directors and officers of Adviser, the Portfolio or the Trust; fees for administrative personnel and services; expenses incurred in the distribution of shares of the Portfolio or the Trust (“Shares”), including expenses of administrative support services; fees and expenses of preparing, printing and filing any Required Filings, other Governing Documents, or any amendment or supplement thereto, or any sales literature, statement, communication or other document under the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act or otherwise; expenses of registering and qualifying Adviser, the Portfolio, the Trust, or Shares of the Portfolio or the Trust under federal and state laws, rules or regulations; expenses of preparing, printing, and distributing any other Required Filings, other Governing Documents or any sales literature, statement, communication or other document to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including any cost of Share certificates), purchase, repurchase, and redemption of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars and other service providers to Adviser, the Portfolio or the Trust; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of trustees/directors and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Portfolio  The Sub-Adviser shall also not be responsible for the payment of any commission, mark-ups, transfer fees, registration fees, ticket charges, transfer taxes, custodian fees and similar expenses; any extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims; or legal obligations of the Portfolio or the Trust to indemnify its officers and trustees/directors and agents with respect thereto.  Adviser will cause any such expenses properly advanced to the Portfolio to be promptly reimbursed to the Sub-Adviser.

7.           Representations, Warranties and Additional Covenants.

(a)           Sub-Adviser’s Representations, Warranties and Additional Covenants.  Sub-Adviser represents, warrants and covenants to Adviser as follows:

(i)           Sub-Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization

(ii)           Sub-Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) to execute and deliver, and perform its obligations under, this Agreement;

                      (iii)           This Agreement constitutes the legal, valid, and binding obligation of Sub-Adviser, enforceable against Sub-Adviser in accordance with its terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

                      (iv)           Neither the execution and delivery of this Agreement by Sub-Adviser nor the performance of any of Sub-Adviser’s obligations hereunder will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such obligations pursuant to:  (A) any provision of Sub-Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws); (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Sub-Adviser; (C) any law, rule, regulation or administrative or court order to which Sub-Adviser or its assets may be subject or bound; or (D) any material contract to which Sub-Adviser is a party or by which Sub-Adviser or its assets may be subject or bound;

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(v)           Sub-Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of this Agreement or the performance of any of Sub-Adviser’s services or other obligations under this Agreement;

(vi)           Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under this Agreement;

(vii)           Sub-Adviser is in compliance, in all material respects, with the laws, rules or regulations applicable to Sub-Adviser when performing its obligations under this Agreement.  Without limiting the foregoing, Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, Sub-Adviser has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable.  Upon Adviser’s reasonable request, Sub-Adviser will provide Adviser and the Board with a copy of Sub-Adviser’s compliance policies and procedures.  Sub-Adviser also will promptly provide Adviser with any material amendment to Sub-Adviser’s policies and procedures.  Upon Adviser’s reasonable request or as required under the 1940 Act,  Sub-Adviser will provide Adviser and the Board with reasonable information regarding any material violation of applicable laws, rules or regulations, or Sub-Adviser’s compliance policies and procedures (including Sub-Adviser’s code of ethics), by Sub-Adviser, provided that Sub-Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Advise that such disclosure would render Sub-Adviser in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Adviser promptly upon the suspension of such impediment.;

(viii)           Sub-Adviser will promptly provide Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Sub-Adviser from serving as an investment sub-adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) any event that would constitute a change in control (as interpreted under the 1940 Act) of Sub-Adviser; (C) any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry relating to the Portfolio conducted by any state or federal governmental regulatory authority; and (D) any material change in the key portfolio management personnel responsible for the day-to-day management of the Subadvised Assets of the Portfolio; provided that Sub-Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Adviser that such disclosure would render Sub-Adviser in violation of any applicable law or regulation and provided further, that the Sub-Adviser will provide such disclosure to the Adviser promptly upon the suspension of such impediment;

(ix)           Upon Adviser’s reasonable request, Sub-Adviser will promptly supply Adviser with certificates of insurance setting forth its fidelity bond and errors and omissions coverages; and

(b)           Adviser’s Representations, Warranties and Additional Covenants.  Adviser represents, warrants and covenants to Sub-Adviser that, as of the date hereof:

(i)           Adviser is a business entity of the type indicated in the first paragraph of this Agreement, and is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation/organization.  The Portfolio is a duly constituted series of the Trust, which is a business entity of the type indicated in the first recital paragraph to this Agreement, and is duly organized, validly existing, and in good standing under the laws of the Trust’s jurisdiction of incorporation/organization;

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(ii)           Adviser has the right, power and authority under its governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) and the Advisory Agreement to execute and deliver, and perform its obligations under, this Agreement.  Adviser has been duly appointed by the Board and the shareholders of the Portfolio to provide investment advisory services to the Portfolio as contemplated by the Advisory Agreement;

(iii)           This Sub-Advisory Agreement and the Advisory Agreement each constitutes the legal, valid, and binding obligation of Adviser, enforceable against Adviser in accordance with their respective terms, except to the extent such enforceability is limited by applicable bankruptcy, fraudulent conveyance and similar laws affecting creditor or counterparty rights generally, general principles of equity or public policy;

(iv)           Neither the execution and delivery of this Agreement or the Advisory Agreement by Adviser nor the performance of any of Adviser’s services or other obligations under this Agreement or the Advisory Agreement will give any person or entity the right to prevent, delay, or otherwise interfere with the performance of such services or other obligations pursuant to:  (A) any provision of Adviser’s governing documents (i.e., declaration of trust, articles of incorporation, partnership agreement or similar governing document, and bylaws) or the Governing Documents of the Portfolio and the Trust; (B) any resolution adopted by the governing body (i.e., board of directors or trustees or general partner) or shareholders of Adviser or the Board or shareholders of the Portfolio or the Trust; (C) any law, rule, regulation or administrative or court order to which Adviser or its assets, or the Portfolio or the Trust, or the assets of the Portfolio or the Trust, may be subject or bound; or (D) any material contract to which Adviser, a Portfolio or the Trust is a party or by which Adviser or its assets, or the Portfolio or the Trust, or the assets of the Portfolio or the Trust, may be subject or bound;

(v)           Except for the approval(s) of the Board and, as necessary, of the Portfolio’s shareholders as required by Section 15 of the 1940 Act, Adviser is not required to obtain any consent from any person or entity in connection with the execution and delivery of the Advisory Agreement or this Agreement, the performance of any of Adviser’s services or other obligations under the Advisory Agreement or this Agreement or the appointment of Adviser as investment adviser to the Portfolio as contemplated in the Advisory Agreement or of Sub-Adviser as sub-adviser to the Portfolio as contemplated in this Agreement;

(vi)           Adviser is registered with the SEC as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws, rules or regulations of all jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business or the performance of its services and other obligations under the Advisory Agreement and this Agreement.  The Trust is a registered investment company under the 1940 Act, and the Shares of the Portfolio and the Trust are duly registered under the 1933 Act and under the laws, rules or regulations of all jurisdictions in which such Shares are offered that require such registration;

(vii)           Each of Adviser, the Portfolio and the Trust is in compliance, in all material respects, with the laws, rules or regulations applicable to Adviser, the Portfolio or the Trust.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Portfolio and the Trust) has adopted written policies and procedures reasonably designed to prevent violations of the federal securities laws as required under Rule 38a-1 promulgated under the 1940 Act or Rule 206(4)-7 under the Advisers Act, as applicable.  Without limiting the foregoing, each of Adviser and the Board (with respect to the Portfolio and the Trust) has adopted a written code of ethics as required under Rule 17j-1 promulgated under the 1940 Act or Rule 204A-1 under the Advisers Act, as applicable;

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(viii)           Adviser has received and reviewed a copy of Sub-Adviser’s Form ADV, Part II, copies or summaries of Sub-Adviser’s policies and procedures applicable to Sub-Adviser’s performance of its obligations and services under this Agreement, and any other information regarding Sub-Adviser or its services that Adviser or the Board has determined necessary or appropriate in connection with appointing Sub-Adviser as a sub-adviser for the Portfolio as contemplated in this Agreement.  The Board has adopted such policies and procedures of Sub-Adviser as policies and procedures of the Trust and the Portfolio.  Adviser has provided to Sub-Adviser all information and documents required under Section 3 of this Agreement;

(ix)           Adviser has instructed (or caused the Trust or the Portfolio to instruct) the custodian(s) to the Portfolio to:  (A) accept and carry out instructions as may be directed from the authorized persons of Sub-Adviser provided in writing by Sub-Adviser to such custodian(s) from time to time (which instructions may be orally given if confirmed in writing or given on a recorded line); and (B) provide Sub-Adviser with all operational information necessary for the Sub-Adviser to trade on behalf of the Portfolio;

(x)           Adviser will promptly provide Sub-Adviser with notice of:  (A) the occurrence of any event which reasonably likely could disqualify Adviser from serving as an investment adviser of a registered investment company under Section 9(a) of the 1940 Act or otherwise; (B) an event that would constitute a change in control (as interpreted under the 1940 Act) of Adviser; and (C) of any pending or overtly threatened audit, investigation, complaint, examination or other regulatory inquiry (other than routine or sweep regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority provided that Adviser will not be deemed in breach of this disclosure obligation to the extent that counsel has informed Sub-Adviser that such disclosure would render Adviser in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Sub-Adviser promptly upon the suspension of such impediment;

(xi)           The Trust (i) has established an Anti-Money Laundering Program (“AML Program”) that is designed to comply with the USA PATRIOT Act of 2001 and other applicable U.S. laws and regulations relating to the prevention of money laundering and terrorist financing, and (ii) is subject to the regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) and has policies and procedures designed to comply with the prohibitions and restrictions mandated by OFAC.  The Trust, Portfolio and Adviser recognize and agree that the Sub-Adviser does not have responsibilities regarding the Trust’s AML Program and the Trust’s OFAC policies and procedures and for clearing the shareholders of the Portfolio through the AML Program and the Trust’s OFAC policies and procedures;

(xii)           The Adviser understands, acknowledges, represents and agrees (a) that the acceptance of this Agreement together with the remittance of the appropriate documentation will not beach any applicable money laundering rules or regulations and (b) to promptly provide to the Sub-Adviser documentation verifying its identity as required in subsection 7(b)(xii) below.  Adviser will provide additional information or take such other actions as may be necessary or advisable for Sub-Adviser to comply with any requirements related to money laundering rules or regulations, related legal process or appropriate requests (whether formal or informal) or otherwise.  Adviser hereby consents to disclosure by the Sub-Adviser and its agents to relevant third parties of information pertaining to Adviser in respect of such rules or regulations or information requests related thereto.  Further, Adviser represents and warrants that no party which either (x) has had any of its assets blocked under the OFAC maintained list of Specially Designated Nationals Blocked Persons, the U.S. Presidential Executive Order 13224, Financial Action Task Force on Money Laundering’s list of non-cooperative jurisdictions, the U.S. Department of the Treasury’s Financial Crimes Enforcement Network Adviser list or any other sanction, regulation or law promulgated by ay U.S. governmental entity or intergovernmental group organization of which the U.S. is a member (collectively, the “U.S. Sanction Laws”), or (y) has been identified by the U.S. Government as a person whose assets are blocked under the U.S. Sanction Laws, has any beneficial interest in the Adviser; and

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(xii)           The Adviser will provide the Sub-Adviser with (a) a copy of its Certificate of Formation and any change of name certificate,  (b) a properly authorized mandate authorizing the Adviser to enter into this Agreement (e.g. a certified resolution which includes the names of the authorized signatories; and, if requested by Sub-Adviser, further evidence that the Adviser’s constitutional documents permit it to enter this Agreement, that all appropriate action has been taken by it to authorize the Agreement, and that each person executing the Agreement has authority to do so.

(c)           Notice of Material Change. The Adviser and Sub-Adviser mutually agree to provide the other with prompt written notice if any of their respective representations, warranties or covenants as set forth in Section 7(a) or 7(b) as the case may be,  shall be breached, or become inaccurate, in any material respect, provided that neither Adviser or Sub-Adviser will be deemed in breach of this disclosure obligation to the extent that counsel has informed Adviser or Sub-Adviser, as the case may be, that such disclosure would render the reporting party in violation of any applicable law or regulation and provided further, that the Adviser will provide such disclosure to the Adviser promptly upon the suspension of such impediment.

8.           Privacy; Confidentiality.

Each party to this Agreement agrees that it shall (and, in the case of Adviser, that Adviser shall cause the Board, the Portfolio and the Trust to) treat as confidential, and not disclose to any third party, any information (including Sub-Adviser’s investment advice) provided to it (the “Receiving Party”) by the other party (the “Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Portfolio (collectively, “Confidential Information”).  All Confidential Information that a Disclosing Party provides to the Receiving Party shall not be used by the Receiving Party (and, in cases where Adviser is the Receiving Party, by the Board, the Portfolio or the Trust) for any purpose not permitted under this Agreement.  The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, or otherwise to operate the Trust and the Portfolio, provided, that any disclosure to a third party is made subject to confidentiality obligations substantially similar, in all material respects, to the privacy and confidentiality obligations imposed under this Section 8, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation (including in response to regulatory requests).  A copy of the Sub-Adviser’s privacy policy is attached hereto as Exhibit A.

9.           Limitations of Liability; Indemnification.

(a)           General Limitation of Liability.  In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser, or of reckless disregard by Sub-Adviser of its obligations and duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Portfolio, the Trust, any shareholder of the Portfolio, or any other person or entity for any mistake of law, investment decision or other action or omission on the part of Sub-Adviser.  Without limiting the foregoing, Sub-Adviser shall not have any liability whatsoever for any investment losses incurred by the Portfolio, or arising from transactions by the Portfolio, prior to the date on which Sub-Adviser assumes responsibility for the management of the Subadvised Assets of such Portfolio.

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(b)           Indemnification.  Subject to the terms and conditions of this Agreement, each party (the “Indemnifying Party”) agrees to indemnify, defend and hold harmless the other party, its shareholders, controlling persons, trustees/directors, officers or employees (collectively, the “Indemnified Parties”), from and against any direct loss, claim, penalty, fine, expense (including reasonable attorney’s fees) or other liability suffered, paid or incurred by any of the Indemnified Parties arising out of, resulting from or relating to (i) any material breach of the Indemnifying Party’s covenants under this Agreement, (ii) any material inaccuracy in, or material breach of, any of the Indemnifying Party’s representations and warranties contained in this Agreement, (iii) any violation of applicable law by the Indemnifying Party, its shareholders, controlling persons, trustees/directors, officers or employees, (or, in the case of Adviser, the Portfolio or its service providers, other than Sub-Adviser), or (iv) the willful misfeasance, bad faith, gross negligence or willful disregard of the Indemnifying Party’s obligations under this Agreement on the part of the Indemnifying Party, its controlling persons, trustees/directors, officers or  employees (or, in the case of Adviser, the Portfolio or its service providers, other than Sub-Adviser).  Nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of its or their willful misfeasance, bad faith or gross negligence by any Indemnified Party in the performance of its duties under this Sub-Advisory Agreement.  Additionally, the respective indemnification obligations hereunder shall not apply in the event that the conduct that would otherwise form the basis for a claim hereunder, resulted from reliance by the party from whom indemnification is sought on information provided to such party, in writing, by the party seeking indemnification hereunder (or any affiliate of such party) or actions taken by the party seeking indemnification hereunder (or any affiliate of such party).

(c)           Class Actions and Other Litigation Matters.  The Adviser, Trust or Portfolio will initiate and pursue all appropriate litigation claims and related filings, including but not limited to, preparing and filing pleadings and proofs of claim, in any and all litigation matters in connection with any assets held in the Portfolio.  The Sub-adviser will upon request and to the extent possible, assist the Adviser, Trust and/or Portfolio with such actions, but may only do so on behalf of the assets currently managed by the Sub-Adviser.  Sub-Adviser will forward to the Adviser promptly any materials it receives in this regard.

(d)           Remedies Limited to Sub-Adviser and Its Assets.  Adviser, on behalf of itself, the Portfolio and the Trust, is hereby expressly put on notice of any limitation of liability as set forth in the governing documents (i.e., articles of incorporation, declaration of trust, partnership agreement, or similar governing document, or bylaws) of Sub-Adviser and agrees that the obligations assumed by Sub-Adviser pursuant to this Agreement will be limited in any case to Sub-Adviser and its assets and Adviser, the Trust, and the Portfolio shall not seek satisfaction of any such obligation from the shareholders of Sub-Adviser, the directors/trustees of Sub-Adviser, Sub-Adviser’s officers, employees, agents, contractors or other representatives, or any of them.

(e)           Exclusion.  Nothing in this Agreement is intended, or shall be construed, as relieving Adviser or Sub-Adviser from any liability or obligation under any provision of the 1940 Act, the Advisers Act or other applicable state or federal law that may not be modified or waived.

10.           Term and Termination.

(a)   This Agreement shall become effective as of the date first written above (“Effective Date”) and shall continue in effect thereafter for a period of two years from the Effective Date, unless sooner terminated. This Agreement will continue thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Sub-Adviser or by the Adviser, without payment of any penalty upon not more than sixty (60) days’ prior written notice, which notice may be waived by the party entitled thereto.  This Agreement may also be terminated (A) by the Board or (B) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio.  Any notice of termination shall be provided to Adviser, Sub-Adviser and the Trust.

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(b)   This Agreement will terminate automatically, without payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Advisory Agreement.  In the event of termination of this Agreement for any reason, Sub-Adviser shall, promptly upon receiving notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of the Portfolio and with respect to the Subadvised Assets, except as expressly directed by Adviser, and except for the settlement of securities transactions already entered into for the account of the Portfolio with respect to the Subadvised Assets.  Termination of this Agreement shall not relieve Adviser or Sub-Adviser of any liability incurred hereunder.  The provisions of Sections 5 (Compensation), 6 (Expenses), 9 (Limitation of Liability), 10 (Term and Termination) and 12(j) (Governing Law) of this Agreement shall survive termination for the applicable statute of limitations period.

11.           Use of Names.

(a)   By Sub-Adviser.  Nothing in this Agreement is intended, or shall be construed, as preventing Sub-Adviser or its affiliates from using Adviser’s, the Trust’s or a Portfolio’s name in any response to a request for information/proposal, and Sub-Adviser and its affiliates are expressly authorized to include the name of Adviser, the Trust or the Portfolio on a representative client list.

(b)   By Adviser, the Trust and the Portfolio.  Sub-Adviser hereby grants Adviser, the Trust and the Portfolio, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name GML Capital LLP (hereinafter referred to as a “Mark”) in the United States as part of the name of the series of the Trust identified on Schedule 1 and in any Required Filings, or any sales literature, statement, communication or other document relating to the Trust or the Portfolio, provided the use of such Mark is approved by the Sub-Adviser in advance in writing.  Such right does not include the right to allow third parties to use the Mark.  Neither Adviser, the Trust nor the Portfolio shall retain any right to use of the Mark after the termination of this Agreement.  Upon termination of this Agreement, Adviser will (and will cause the Trust and the Portfolio to) immediately terminate all use of the Mark and destroy any remaining unused sales literature, statements, communications or other documents, whether written, printed or electronic, that contains the Mark.  Adviser agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement.  Adviser further agrees (and to cause the Trust and the Portfolio) to comply with any reasonable requirements for the use of the Mark provided from time to time by Sub-Adviser to Adviser or the Trust in writing.

(c)           Required Use.  Nothing in this Agreement is intended, nor shall be construed, as preventing either Sub-Adviser (or its affiliated person) or Adviser, the Trust or the Portfolio from using the names of Sub-Adviser, Adviser, the Trust or the Portfolio in responses to regulatory examinations, inspections or inquiries, or subpoenas or other compulsory legal process.

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12.           General Provisions.

(a)           Notices.  All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand, (ii) sent by facsimile or electronic mail (with written confirmation of receipt), provided that a copy is promptly mailed by registered mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by written notice to the other party):

Sub-Adviser:         GML Capital LLP
The Met Building
22 Percy Street
London W1T 2BU
United Kingdom

Attention:              Stefan Pinter, Chief Executive Officer
Email:                      spinter@gmlcapital.net
Facsimile:               +44 (20) 7580 8688

Adviser:

Trust:

(b)           Further Actions.  The parties agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

(c)           Conflicts of Interest.  It is understood that (i) directors/trustees, officers, agents and shareholders of the Trust are or may be interested in Sub-Adviser or its affiliated persons as directors/trustees, officers, stockholders or otherwise, (ii) directors/trustees, officers, agents and shareholders of Sub-Adviser or its affiliated persons are or may be interested in the Trust or the Portfolio as directors/trustees, officers, shareholders or otherwise, (iii) Sub-Adviser may be interested in the Trust or the Portfolio, and (iv) the existence of any such dual interests shall not affect the validity of this Agreement or of any transactions or performance under this Agreement except as specifically provided in (A) the Trust’s declaration of trust, articles of incorporation, or similar governing document, or bylaws, (B) Sub-Adviser’s declaration of trust, articles of incorporation, partnership agreement or similar governing document, or bylaws, or (C) provisions of applicable laws, rules or regulations.

(d)           Non-Exclusivity; Nature of Relationship.  The investment subadvisory services provided by Sub-Adviser under this Agreement are not to be deemed to be exclusive, and Sub-Adviser shall be free to render similar services to other advisers, investment companies, and other types of clients.  Adviser, the Trust, the Portfolio and Sub-Adviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on any of them.  Except as otherwise specifically provided in this Agreement (or in a limited power of attorney referenced in this Agreement), Sub-Adviser shall perform its services and other obligations under this Agreement as an independent contractor and not as an agent of Adviser, the Trust, or the Portfolio.

(e)           Waiver.  The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

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(f)           Entire Agreement; No Modification.  This Agreement supersedes all prior discussions, negotiations, understandings and agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, modified or restated, except by a written agreement executed by both parties to this Agreement and in accordance with the 1940 Act and the rules and regulations thereunder.

(g)           Assignments; Successors; No Third-Party Rights; Service Providers.  Neither party may assign any of its rights under this Agreement without the prior consent of the other party.  Subject to the preceding sentence, and Section 10 above, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the permitted successors and permitted assigns of the parties. Except as expressly provided in this Agreement, nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  Except as expressly provided in this Agreement, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and permitted assigns.
Notwithstanding anything contained in this Agreement to the contrary, Sub-Adviser may enter into arrangements with its affiliates and other third party contractors in connection with the performance of Sub-Adviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to Sub-Adviser, provided that such arrangements comply with the 1940 Act (including, if applicable the requirements of Section 15 of the 1940 Act).  Sub-Adviser agrees, subject to the terms and conditions of this Agreement, that Sub-Adviser will remain responsible for any actions or omissions of such affiliates or other third-party contractors to the same extent as if Sub-Adviser had taken such action or made such omission under this Agreement.

(h)           Severability.  If any provision of this Agreement is held invalid or unenforceable by any regulator or court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(i)           Construction.  Unless otherwise expressly provided: (i) the words “include,” “includes” and “including” do not limit the preceding words or terms, and shall be construed to be followed by “without limitation”; (ii) the word “or” in this Agreement is disjunctive but not necessarily exclusive (and should be construed, accordingly, as “and/or”); and (iii) any reference to “days” shall mean calendar days.  This Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision in this Agreement.  The following terms have the meanings given to such terms under the 1940 Act, and the rules and regulations promulgated thereunder:  “interested persons”; “affiliated person”; “assign” or “assignment”, and “federal securities laws”.

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(j)           Governing Law.  This Agreement, and all statements, certifications and other actions given, made or taken in connection with this Agreement, shall be governed by, and interpreted and construed in accordance with, (i) the laws of the Commonwealth of Pennsylvania without regard to conflicts of laws principles that would require the application of the law of another jurisdiction, and (ii) applicable federal law, including the 1940 Act.  To the extent that the laws of the Commonwealth of Pennsylvania, or any of the provisions of this Agreement, irreconcilably conflict with applicable provisions of the 1940 Act, the 1940 Act shall control.

(k)           Counterparts.  This Agreement may be executed (including by facsimile, Adobe portable document format, electronic mail, or otherwise) in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

(l)           Force Majeure.  The Sub-Adviser will not be liable for any delay in performance or any failure in performance hereunder caused in whole or in part by reason of any event beyond its control.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on their behalf by their duly authorized representatives as of the date first above written.

SUB-ADVISER:	ADVISER:

By:	By:
Name: Stefan Pinter	Name:
Title: Chief Executive Officer	Title:

[For the purpose of Sections 1, 2(f), 4, 6(b), and 9(c) only, by Rochdale Investment Trust on behalf of [Rochdale Fixed Income Opportunity Portfolio]

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SCHEDULE 1
REGISTRANT(S), PORTFOLIO(S) AND FEES

Name of Registrant	Name of Portfolio	Annual Rate
GML Capital LLP	Rochdale Fixed Income Opportunity Portfolio	0.50%

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Appendix B

Additional Principal Risks

If the Proposed Subadvisory Agreement is approved by the Portfolio’s shareholders, in addition to those principal, investment risks currently disclosed in the Portfolio’s prospectus, the Portfolio will also be subject to Foreign Securities Risk, Foreign Currency Risk and Emerging Markets Risk.

•
Foreign Securities Risk – The risk that Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•
Foreign Currency Risk – As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar.  “Foreign Currency Risk is the risk that that the value of a foreign currency will decline in relation to the U.S. dollar while the Portfolio holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.  U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•
Emerging Markets Risk -- Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.  Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time